UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 27, 2004

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement dated as of October 1, 2004, providing for the issuance of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-118695	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This SEC Form 8-K/A is being filed to submit Exhibits 99.2 and 99.3 as supplements to the items originally filed on the Registrant’s SEC Form 8-K that was filed on November 10, 2004.

Item 9.01.  Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

99.2     Insurance and Indemnity Agreement dated as of October 27, 2004, among Financial Guaranty Insurance Company, as Class IIA certificate insurer, Aegis Mortgage Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, custodian and securities administrator, Aegis Asset Backed Securities Corporation, as depositor, and Wachovia Bank, National Association, as trustee.

99.3     Surety Bond Policy No. 04030041 for $344,037,000 Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5, Class IIA.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES CORPORATION

By:  /s/ Stuart D. Marvin

Name: Stuart D. Marvin

Title:   Executive Vice President

Dated:  October 27, 2004

EXHIBIT INDEX

Exhibit No.                                          Description

99.2                       Insurance and Indemnity Agreement dated as of October 27, 2004, among Financial Guaranty Insurance Company, as Class IIA certificate insurer, Aegis Mortgage Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, custodian and securities administrator, Aegis Asset Backed Securities Corporation, as depositor, and Wachovia Bank, National Association, as trustee.

99.3                         Surety Bond Policy No. 04030041 for $344,037,000 Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5, Class IIA.